UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021 frontdoor, inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38617	82-3871179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 701-5002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 12, 2021, the Company held its 2021 Annual Meeting for Stockholders. The holders of 93.81% shares of the Company’s common stock (or 80,257,882 of the 85,558,005 shares outstanding and entitled to vote) were represented in person or by proxy constituting a quorum. At the meeting, the Company’s stockholders (1) elected the persons listed below to serve as Class II and Class III directors for a term of one year expiring at the Company’s 2022 annual meeting of stockholders and until their successors have been duly elected and qualified; (2) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2021; (3) approved, on an advisory basis, the Company’s named executive officer compensation; and (4) approved amendments to the Company’s Amended and Restated Certificate of Incorporation. Each of these proposals is described in greater detail in the 2021 Proxy Statement. Set forth below are the voting results for these proposals.

(1)

Election of three Class II directors and two Class III directors for a term of one year expiring at the Company’s 2022 annual meeting of stockholders and until their successors have been duly elected and qualified:

		Votes For		Votes Against
Class	Nominee Name	Number	% of Votes Cast	Number	% of Votes Cast	Abstentions	Broker Non-Votes
Class II	Richard P. Fox	76,428,777	97.96%	1,594,374	2.04%	47,187	2,187,544
	Brian P. McAndrews	72,669,474	93.14%	5,354,094	6.86%	46,770	2,187,544
	Rexford J. Tibbens	77,526,422	99.36%	499,230	0.64%	44,686	2,187,544

Class III	Anna C. Catalano	76,894,414	98.55%	1,131,014	1.45%	44,910	2,187,544
	William C. Cobb	77,255,414	99.02%	767,737	0.98%	47,187	2,187,544

(2)	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2021:

Votes For		Votes Against
Number	% Shares Present and Entitled to Vote	Number	% Shares Present and Entitled to Vote	Abstentions	Broker Non-Votes
80,208,312	99.94%	4,157	.01%	45,413	0

(3)	Advisory vote to approve the Company’s named executive officer compensation:

Votes For		Votes Against
Number	% Shares Present and Entitled to Vote	Number	% Shares Present and Entitled to Vote	Abstentions	Broker Non-Votes
72,635,302	93.04%	5,385,790	6.90%	49,426	2,187,544

(4)	Approval of amendments to the Company’s Amended and Restated Certificate of Incorporation:

Votes For			Votes Against
Number	% of Outstanding Shares	% Shares Present and Entitled to Vote	Number	% Shares Present and Entitled to Vote	Abstentions	Broker Non-Votes
77,981,371	91.14%	99.89%	3,852	0.00%	85,115	2,187,544

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2021	FRONTDOOR, INC.

	By:	/s/ Jeffrey A. Fiarman
		Name:	Jeffrey A. Fiarman
		Title:	Senior Vice President, General Counsel and Secretary